EXHIBIT 32.1

THE CHEESECAKE FACTORY INCORPORATED

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of The Cheesecake Factory Incorporated (the “Company”) on Form  10-Q for the period ended April 4, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Overton, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID OVERTON

David Overton
Chairman of the Board and
Chief Executive Officer